UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005

COMMERCIAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

NEBRASKA	1-11515	47-0658852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13220 CALIFORNIA STREET, OMAHA, NEBRASKA	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (402) 554-9200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMERCIAL FEDERAL CORPORATION

FORM 8-K

CURRENT REPORT

Item 8.01 Other Events

Commercial Federal Corporation (the “Registrant”) held its Annual Meeting of Stockholders on May 10, 2005, in Omaha, Nebraska. The inspector of election issued his certified final report on May 10, 2005, for the election of directors voted upon at such Annual Meeting. The proposal voted upon at the Annual Meeting was for the election of three individuals as directors for three-year terms and two individuals as directors for two-year terms. The results of voting were as follows:

Proposal 1 - Election of Directors:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
(For terms to expire in 2008):
William A. Fitzgerald	33,618,240	2,109,967	None
Robert D. Taylor	34,034,037	1,694,170	None
Aldo J. Tesi	34,166,409	1,561,798	None

(For terms to expire in 2007):
Frederick R. Kulikowski	33,779,764	1,948,443	None
Daniel P. Neary	32,313,043	3,415,164	None

The following individuals whose term of office continued after the Annual Meeting are: Messrs. Michael P. Glinsky, Robert S. Milligan, George R. Zoffinger, Talton K. Anderson and Ms. Jane E. Miller.

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as the Registrant’s independent auditors for the year ending December 31, 2005:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,394,879	1,268,851	64,477	None

On May 9, 2005, the Board of the Registrant approved a 7.4% increase in its regular quarterly cash dividend to $0.145 per share. The cash dividend is payable July 7, 2005, to shareholders of record on June 23, 2005.

In addition, on May 9, 2005, the Board authorized the repurchase of up to one million five hundred thousand shares of the Registrant’s outstanding common stock, which represents 4% of the 39,019,557 shares outstanding as of March 31, 2005. This repurchase plan is expected to be completed by December 2006. These repurchases can be made at any time and in any amount, as governed within certain regulatory parameters and as market conditions dictate. Any repurchase generally will be on the open-market, although privately negotiated transactions are also possible. In compliance with Nebraska law, all repurchased shares will be cancelled.

Information regarding these three announcements: (i) the election results of the Annual Meeting, (ii) the dividend increase and (iii) the stock repurchase, is set forth in the press releases dated May 10, 2005, attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1         Press release dated May 10, 2005

Exhibit 99.2         Press release dated May 10, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL FEDERAL CORPORATION
(Registrant)

Date: May 12, 2005	/s/ David S. Fisher
David S. Fisher
Executive Vice President and
Chief Financial Officer
(Duly Authorized Officer)

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